Exhibit 99.1

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES 0 0 0 0 0 0 0 0 0 UNIVERSAL AMERICAN CORP. 6 INTERNATIONAL DRIVE SUITE 190 RYE BROOK, NY 10573-1068 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends that you vote FOR proposals 1, 2 and 3 below. For Against Abstain 1 Adoption of the Agreement and Plan of Merger, dated as of December 30,2010, by and among CVS Caremark Corporation, Ulysses Merger Sub, L.L.C. and Universal American Corp. 2 Approval of the Omnibus Equity Award Plan of Universal American Spin Corp. 3 Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement/Prospectus is/are available at www.proxyvote.com . Proxy - Universal American Corp. Proxy Solicited by Board of Directors for Special Meeting April 27, 2011 RICHARD A. BARASCH and ROBERT A. WAEGELEIN, or each of them with the full power of substitution in each of them, are hereby appointed proxies with authorization to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Universal American Corp. to be held at 10:00 a.m. Eastern Time on April 27, 2011 at the offices of Universal American Corp., Six International Drive, Suite 190, Rye Brook, New York 10573, or at any postponements or adjournments thereof. Shares represented by this proxy will be voted by the Proxies in accordance with directions given by the undersigned shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 (Merger Agreement) FOR Proposal 2 (Omnibus Equity Award Plan) and FOR Proposal 3 (Adjournment, if necessary or appropriate). In their discretion, the Proxies are also authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side